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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1933


                                OCTOBER 28, 2003
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                         000-27115                 77-0364943
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(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                 IDENTIFICATION NUMBER)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

         The following exhibit is furnished herewith:

         99.1 Press Release, dated October 28, 2003, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended September 30, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is intended to be furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On October 28, 2003, PCTEL, Inc. issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003

                                    PCTEL, INC.

                                    By: /s/ John W. Schoen
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                                        John W. Schoen, Chief Financial Officer



Exhibit
Number     Description
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99.1 Press Release, dated October 28, 2003, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended September 30, 2003

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